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                                                                    EXHIBIT 10.1

                              COMMON STOCK PURCHASE

                                    AGREEMENT

                          DATED AS OF FEBRUARY 8, 2005

                                 BY AND BETWEEN

                               SCOLR PHARMA, INC.

                                       AND

                       THE PURCHASERS LISTED ON EXHIBIT A

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                         COMMON STOCK PURCHASE AGREEMENT

      This Common Stock Purchase Agreement (this "Agreement") is dated as of February 8, 2005, by and between SCOLR Pharma, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Exhibit A hereto (each a "Purchaser" and collectively the "Purchasers"); and

      WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly with the other Purchasers, desire to purchase from the Company, an aggregate of up to 3,750,000 shares of Common Stock.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

                                   ARTICLE I
                                  DEFINITIONS

      1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

      "Action" shall have the meaning ascribed to such term in Section 3.1(j).

      "Adjustment Shares" shall have the meaning ascribed to such term in
Section 4.11.

      "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

      "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

      "Certificate" means the Company's Certificate of Incorporation, as amended through the date hereof.

      "Closing" means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

      "Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (a) the Purchasers' obligations to pay the Purchase Price and (b) the Company's obligations to deliver the Shares have been satisfied or waived.

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      "Closing Price" means on any particular date (a) the last reported closing bid price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 p.m. (New York time) as the last reported closing bid price for regular session trading on such day), or (b) if there is no such price on such date, then the closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 p.m. (New York time) as the closing bid price for regular session trading on such day), or (c) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "pink sheets" published by the Pink Sheets LLC (formerly the National Quotation Bureau Incorporated, or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by the Company's board of directors.

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" means the common stock of the Company, $0.001 par value per share, and any securities into which such common stock may hereafter be reclassified.

      "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

      "Company" shall have the meaning ascribed to such term in the preamble.

      "Company Counsel" means DLA Piper Rudnick Gray Cary US LLP, 701 Fifth Avenue, Suite 7000, Seattle, WA 98104-7044, Seattle, WA.

      "Disclosure Schedules" means the Disclosure Schedules concurrently delivered herewith.

      "Disclosure Materials" shall have the meaning ascribed to such term in
Section 3.1(h).

      "DTC" shall have the meaning ascribed to such term in Section 4.1.

      "DWAC" shall have the meaning ascribed to such term in Section 4.1.

      "Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

      "Evaluation Date" shall have the meaning ascribed to such term in Section 3.1(r).

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Financing Transaction" shall have the meaning ascribed to such term in
Section 4.11.

      "GAAP" shall have the meaning ascribed to such term in Section 3.1(h).

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      "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

      "Liens" means a lien, charge, security interest, encumbrance, right of first refusal or other restriction.

      "Material Adverse Effect" shall have the meaning ascribed to such term in
Section 3.1(b).

      "Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

      "Per Share Purchase Price" shall have the meaning ascribed to such term in
Section 2.1(a).

      "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

      "Purchase Price" shall have the meaning ascribed to such term in Section 2.1(a).

      "Purchaser" shall have the meaning ascribed to such term in the preamble.

      "Purchaser Party" shall have the meaning ascribed to such term in Section 4.6.

      "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and each Purchaser, in the form of Exhibit B attached hereto.

      "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares.

      "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

      "SEC Reports" shall have the meaning ascribed to such term in Section 3.1(h).

      "Securities Act" means the Securities Act of 1933, as amended.

      "Shares" shall have the meaning ascribed to such term in Section 2.1(a).

      "Subsidiary" shall have the meaning ascribed to such term in Section
3.1(a).

      "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

      "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

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      "Transaction Documents" means this Agreement, the Registration Rights
Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                                   ARTICLE II
                                PURCHASE AND SALE

      2.1 Closing. At the Closing, the Purchasers shall purchase from the Company, severally and not jointly with the other Purchasers, and the Company shall issue and sell to the Purchasers, an aggregate of up to 3,750,000 shares of Common Stock (the "Shares") at a price per share of $4.00 (the "Per Share Purchase Price") for an aggregate purchase price of up to $15,000,000.00 (the "Purchase Price"). Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchasers, and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of the Agreement, the Purchasers, severally but not jointly, agree to purchase the number of Shares set forth opposite their respective names on Exhibit A. Upon satisfaction or waiver of the conditions set forth in Section
2.2 by the Purchasers and the Company, the Closing shall occur at the offices of Company Counsel, or such other location as the parties shall mutually agree.

      2.2   Closing Conditions.

            (a) Conditions Precedent to the Obligation of the Company to Close and to Sell the Shares. The obligation hereunder of the Company to close and issue and sell the Shares to the Purchasers at the Closing Date is subject to the satisfaction or waiver, at or before the Closing of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                  (i) Accuracy of the Purchasers' Representations and Warranties. The representations and warranties of each Purchaser in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

                  (ii) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

                  (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (iv) Delivery of Purchase Price. The Purchase Price for the Shares shall have been delivered to the Company on the Closing Date.

                  (v) Delivery of Transaction Documents. The Transaction Documents shall have been duly executed and delivered by the Purchasers to the Company.

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            (b)   Conditions Precedent to the Obligation of the Purchasers to
Close and to Purchase the Shares. The obligation hereunder of the Purchasers to purchase the Shares and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Purchasers' sole benefit and may be waived by the Purchasers at any time in their sole discretion.

                  (i) Accuracy of the Company's Representations and Warranties. Each of the representations and warranties of the Company in this Agreement shall be true and correct in all material respects as of the Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

                  (ii) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

                  (iii) No Suspension, Etc. Trading in the Common Stock shall not have been suspended by the Commission or the American Stock Exchange (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing).

                  (iv) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (v) Opinion of Counsel. The Purchasers shall have received an opinion of Company Counsel, dated as of the Closing Date, substantially in the form of Exhibit C hereto.

                  (vi) Shares. At or prior to the Closing, the Company shall have delivered to the Purchasers certificates representing the Shares (in such denominations as each Purchaser may reasonably request) being acquired by the Purchasers at the Closing.

                  (vii) Officer's Certificate. On the Closing Date, the Company shall have delivered to the Purchasers a certificate signed by an executive officer on behalf of the Company, dated as of the Closing Date, confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in paragraphs (i)-(iv) of this Section 2.2(b) as of the Closing Date (provided that, with respect to the matters in paragraphs (iii) and (iv) of this Section 2.2(b), such confirmation shall be based on the knowledge of the executive officer after due inquiry).

                  (viii) Delivery of Transaction Documents. The Transaction Documents shall have been duly executed and delivered by the Company to the Purchasers.

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                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations and Warranties of the Company. Except as set forth under the corresponding Section of the Disclosure Schedules delivered concurrently herewith, the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to each
Purchaser:

            (a) Subsidiaries. The Company has no Subsidiaries except as set forth on Schedule 3.1(a) hereto. For purposes of this Agreement, "Subsidiary" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.

            (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect").

            (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) with respect to the indemnification provisions set forth in the Registration Rights Agreement, as limited by public policy.

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            (d)   No Conflicts. The execution, delivery and performance of the
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

            (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (other than any filings, consents and approvals which may be required to be made by the Company under applicable state and federal securities laws, rules or regulations, the American Stock Exchange prior to or subsequent to the Closing, or any registration provisions provided in the Registration Rights Agreement).

            (f) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement.

            (g) Capitalization. The authorized and outstanding capitalization of the Company is as described in the Company's most recent periodic report filed with the Commission. The Company has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under the Company's stock option plans and pursuant to the conversion or exercise of Common Stock Equivalents outstanding on the date thereof. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Shares and except for employee, director or consultant stock options under the Company's stock option plans, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Shares will

                                      -7-
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not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities (other than the Purchasers) to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. Except as disclosed in the SEC Reports, there are no stockholders' agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

            (h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports" and, together with the Disclosure Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

            (i) Material Changes. Since the date of the most recent quarterly report on Form 10-Q, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (a) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (b) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and

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(v) the Company has not issued any equity securities to any officer, director or
Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

            (j) Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares, or (ii) if there were an unfavorable decision, could reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

            (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

            (l) Compliance. Except as disclosed in the SEC Reports, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

            (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted and as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

            (n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries, taken as a whole, and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, taken as a whole, in each case free and clear of all Liens, except for Liens as do not

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materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in material compliance.

            (o) Patents and Trademarks. To the knowledge of the Company and each Subsidiary, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable.

            (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

            (q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of the Company.

            (r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is

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compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could materially adversely affect the Company's internal controls.

            (s) Certain Fees. Except as set forth on Schedule 3.1(s) hereto, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

            (t) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Trading Market.

            (u) Investment Company. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (v) Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

            (w) Form S-3 Eligibility. The Company meets the "registrant eligibility" requirements set forth in the general instructions to Form S-3 applicable to "resale" registration on Form S-3 under the Securities Act.

            (x) Listing and Maintenance Requirements. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

            (y) Disclosure. To the best of the Company's knowledge, all disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

            (z) No Integrated Offering. Relying in part on the representations of the Purchasers set forth in Section 3.2(j), neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf (provided, that the Company makes no representation with respect to the actions of Taglich Brothers, Inc.) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

            (aa) Taxes. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

            (bb) Acknowledgment Regarding Purchasers' Purchase of Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Shares. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

      3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

            (a) Organization; Authority. To the extent applicable, each Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by each Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally,
(ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

            (b) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Purchaser of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Purchaser's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing Purchaser debt or otherwise) or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a material adverse effect.

            (c) General Solicitation. No Purchaser is purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to such Purchaser's knowledge, any other general solicitation or general advertisement.

            (d) No Public Sale or Distribution. Each Purchaser is acquiring the Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Each Purchaser is acquiring the Shares hereunder in the ordinary course of its business. Each Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

            (e) Accredited Investor Status. Each Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. Each Purchaser is not registered as a broker-dealer and is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Each Purchaser understands that its investment in the Shares involves a high degree of risk. Each Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares. Each Purchaser has completed or caused to be completed the Investor Questionnaire Certification attached hereto as Exhibit D certifying as to its status as an "accredited investor" and understands that the Company is relying upon the truth and accuracy of the Purchaser set forth therein to determine the suitability of such Purchaser to acquire the Shares.

            (f) Reliance on Exemptions. Each Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares.

            (g) Rule 144. Each Purchaser understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Each Purchaser acknowledges that such person is familiar with Rule 144, and that such Purchaser has been advised that Rule 144 permits resales only under certain circumstances. Each Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

            (h) Independent Investment. No Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Shares purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment in the Shares. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.

            (i) No Governmental Review. Each Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

            (j) Experience of Each Purchaser. Each Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters, including investing in biotechnology companies, so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Each Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

            (k) Tax Liability. Each Purchaser has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Transaction Documents. With respect to such matters, each Purchaser relies solely on such advisors and not on any statements or representations of the Company or any of its agents other than the representations and warranties set forth herein. Each Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

            (l) Patriot Act. If the Purchaser is an individual, the Purchaser certifies that he or she is not nor to his or her knowledge has been designated, a "suspected terrorist" as defined in Executive Order 13224. If the Purchaser is a corporation, trust, partnership, limited liability company or other organization, the Purchaser certifies that, to the best of Purchaser's knowledge, the Purchaser has not been designated, and is not owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. The Purchaser hereby acknowledges that the Company seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Purchaser hereby represents, warrants and agrees that to its knowledge: (i) none of the cash or property that the Purchaser will pay or will contribute to the Company has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Purchaser to the Company, to the extent that they are within the Purchaser's control shall cause the Company to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Purchaser shall promptly notify the Company if any of these representations ceases to be true and accurate regarding the Purchaser. The Purchaser agrees to provide the Company any additional information regarding the Purchaser that the Company deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Purchaser understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the Company may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of the Purchaser's investment in the Company. In the event that the Company is requested or required (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar legal, judiciary or regulatory process or as otherwise required by applicable law or regulation) to disclose any confidential information about a Purchaser, the Company shall (A) provide the Purchaser with prompt prior written notice of such request or requirement and (B) cooperate with the Purchaser so that the Purchaser may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, the Company and their respective representatives shall disclose only that portion of the confidential information that such person is advised by legal counsel in writing is legally required to be disclosed, and provided that the Company uses reasonable efforts to obtain reliable assurance that confidential treatment will be accorded any confidential information so disclosed.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

   4.1 Transfer Restrictions. Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky" laws):


   THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR SCOLR PHARMA, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY HOLDER TO PLEDGE THESE SECURITIES PURSUANT TO A BONA FIDE MARGIN AGREEMENT OR OTHER LOAN OR FINANCING ARRANGEMENT; PROVIDED THAT SUCH PLEDGE IS MADE IN COMPLIANCE WITH THE SECURITIES ACT.

The Company agrees to reissue certificates representing any of the Shares, without the legend set forth above if at such time, prior to making any transfer of any such Shares, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer and removal will not be effected until: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of the Shares under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto. The Company will respond to any such notice from a holder within five (5) Business Days. In the case of any proposed transfer under this Section 4.1, the Company will use its reasonable best efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or "blue sky" laws of any state for which registration by coordination is unavailable to the Company. The restrictions on transfer contained in this Section 4.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement. Whenever a certificate representing the Shares is required to be issued to a Purchaser without a legend, in lieu of delivering physical certificates representing the Shares, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Shares to a Purchaser by crediting the account of such Purchaser's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system (to the extent not inconsistent with any provisions of this Agreement).

   4.2 Pledge of Shares. To the Company's knowledge, the Shares may be pledged by a Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Common Stock. To the Company's knowledge, the pledge of Common Stock shall not be deemed to be a transfer, sale or assignment of the Common Stock hereunder, and no Purchaser effecting a pledge of Common Stock shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided that a Purchaser and its pledgee shall be required to comply with the provisions of Section 4.1 hereof in order to effect a sale, transfer or assignment of Common Stock to such pledgee. At the Purchasers' expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Common Stock may reasonably request in connection with a pledge of the Common Stock to such pledgee by a Purchaser, subject to applicable federal securities laws.

   4.3 Furnishing of Information. As long as any Purchaser owns Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such holder of Shares, the Company shall deliver to such holder a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Shares, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such Person to sell such Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

   4.4 Securities Laws Disclosure; Publicity. The Company shall, by 10:00 a.m. Pacific time on the Business Day following the date hereof, issue a press release describing the material terms of the transaction contemplated hereby. The Company shall also file with the Commission a Current Report on Form 8-K, describing the material terms of the transactions contemplated hereby as soon as practicable following the date of the Agreement, but in no event more than four
(4) business days following the date of this Agreement. No Purchaser shall issue any press release or otherwise make any such public statement without the prior consent of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except
(i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (i) or (ii).

   4.5 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. Upon the filing of the initial Current Report on Form 8-K required under Section 4.4, the Purchasers will not have received from the Company or any Person acting on its behalf any information that the Company believes constitutes material, non-public information concerning the Company. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

   4.6 Use of Proceeds. Except as set forth on Schedule 4.6 attached hereto, the Company shall use the net proceeds from the sale of the Shares hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

   4.7 Indemnification of Purchasers. The Company will indemnify and hold the Purchasers and their Affiliates, directors, officers, shareholders, partners, employees, controlling persons and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to: (a) any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents; or
(b) any cause of action, suit or claim brought or made against such Purchaser Party by any Person and arising solely out of or solely resulting from the execution, delivery, performance or enforcement of this Agreement or any of the other Transaction Documents, including without limitation by the purchase of the Shares, and without causation by any other activity, obligation, condition or liability pertaining to such Purchaser. The Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Shares under this Agreement.

   4.8 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement.

   4.9 Listing of Common Stock. The Company hereby agrees to use its best efforts to maintain the listing of the Common Stock on the Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list the applicable Shares on the Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares, and will take such other action as is necessary or desirable in the opinion of the Purchasers to cause the Shares to be listed on such other Trading Market as promptly as possible. The Company will use its best efforts to take all action necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

   4.10 Short Selling. Each Purchaser understands and acknowledges that the SEC currently takes the position that coverage of short sales of shares of the Common Stock made "against the box" prior to the Effective Date of the Registration Statement with the Shares purchased hereunder is a violation of
Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Accordingly, each Purchaser hereby agrees not to use any of the Shares to cover any short sales made prior to the Effective Date.

   4.11 Subsequent Financing. If, at any time prior to July 30, 2005, the Company shall issue any shares of Common Stock in a non-public capital raising transaction (a "Financing Transaction") at a price per share less than the Per Share Purchase Price, then each Purchaser shall be entitled to receive, in connection with the closing of the Financing Transaction, an additional number of shares of Common Stock (the "Adjustment Shares") determined by subtracting
(i) the number of Shares received by such Purchaser pursuant to this Agreement at Closing, from (ii) the number of shares of Common Stock determined by dividing such Purchaser's aggregate Purchase Price paid at Closing by the per share purchase price in the Financing Transaction, rounded down to the nearest whole share; provided, however, that in no event shall an issuance be deemed to constitute a Financing Transaction if the primary purpose of such equity financing is not to raise equity capital; provided, further, that the issuance of any

Adjustment Shares to any Purchaser in connection with the closing of a Financing Transaction shall be subject to the receipt of appropriate consents of and approvals by the Company's board of directors and shall be subject to the availability of an exemption from registration under the Securities Act. Notwithstanding anything in this Section 4.11 to the contrary, no Adjustment Shares shall be issuable, and no Purchaser shall be entitled to any Adjustment Shares, to the extent that as a result of said issuance in excess of 6,135,108 shares of Common Stock (19.99% of the Common Stock issued and outstanding on the date hereof, which number shall be subject to readjustment for any stock split, stock dividend or reclassification of the Common Stock) (the "20% Cap") would be issued pursuant to this Section 4.11. In such event, each Purchaser shall be entitled to receive the number of Additional Shares equal to such Purchaser's pro rata share of the 20% Cap (based upon its aggregate Purchase Price hereunder).

                                   ARTICLE V
                                  MISCELLANEOUS

   5.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Shares.

   5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

   5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., New York City time, on a Business Day, (b) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., New York City time, on any date and earlier than 11:59 p.m., New York City time, on such date, (c) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (d) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:

If to the Company:             SCOLR Pharma, Inc.
                               625 132nd Avenue SE, Suite 300
                               Sellevue, WA 98006
                               Attention: President
                               Tel. No.: (425) 373-0171
                               Fax No.: (425) 373-0181
with copies (which copies
shall not constitute notice
to the Company) to:                DLA Piper Rudnick Gray Cary US LLP
                                   701 Fifth Avenue, Suite 7000
                                   Seattle, Washington 98104-7044
                                   Attention: W. Michael Hutchings
                                   Fax No.: (206) 839-4801

If to any Purchaser:               At the address of such Purchaser set forth on
                                   Exhibit A to this Agreement.

with copies (which copies
shall not constitute notice
to any Purchaser) to:              Schulte Roth & Zabel LLC
                                   919 Third Avenue
                                   New York, New York 10022
                                   Attention: Eleazer Kline
                                   Fax No.: (212) 593-5955

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

   5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Purchasers representing a majority of the Shares purchased hereunder. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment or waiver effected in accordance with this Section 5.4 shall be binding upon each Purchaser, each permitted successor or assignee of such Purchaser and the Company.

   5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

   5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the "Purchasers".

   5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.7.

   5.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the choice of law provisions. This Agreement shall not interpreted or construed with any presumption against the party causing this Agreement to be drafted.

   5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and delivery of the Shares.

   5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

   5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

   5.12 Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

   5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

   5.14 Independent Nature of Purchasers' Obligations and Rights. The Company acknowledges that the obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any

Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

                            (Signature Page Follows)

   IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                        SCOLR PHARMA, INC.
                                        By: _________________________
                                        Name: Daniel O. Wilds
                                        Title: President & CEO

                               SCOLR PHARMA, INC.

                           COUNTERPART SIGNATURE PAGE
                                       TO
                         COMMON STOCK PURCHASE AGREEMENT

                                                             PURCHASER:

If you are an INDIVIDUAL, please sign and print
your name to the right:                                      ___________________
                                                             Signature
                                                             ___________________
                                                             Printed Name

                                                             $__________________
                                                             Amount Invested

If you are signing on behalf of an ENTITY, please print the
legal name of the entity and sign to the right, indicating
your title                                                   ___________________
                                                             Signature
                                                             ___________________
                                                             Printed Name
                                                             ___________________
                                                             Title
                                                             ___________________
                                                             Entity Name
                                                             ___________________

                                                             $__________________
                                                             Amount Invested

                                                             ADDRESS:
                                                             ___________________
                                                             ___________________
                                                             ___________________